Firstbank CORPORATION

Annual Meeting of Shareholders
April 22, 2013

Forward-Looking Statement

Certain matters in this presentation are "forward-looking statements" intended to qualify for the safe harbors from liability as established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include words and phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends to," or similar expressions. Similarly, statements that describe Firstbank's future plans, objectives or goals are also forward-looking statements. Firstbank wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation, and to advise the audience that various factors could affect Firstbank's financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. Such factors include, but are not limited to: (i) general market interest rates, (ii) general economic conditions, (iii) legislative/regulatory changes, (iv) monetary and fiscal policies of the U.S. Treasury and Federal Reserve, (v) changes in the quality of composition of Firstbank's loan and investment portfolios, (vi) demand for loan products (vii) deposit flow, (viii) competition, (ix) demand for financial services in Firstbank's markets, and (x) changes in accounting principles, policies or guidelines.

TOPICS

- Highlights of 2012
- Rankings and Comparisons of Firstbank versus other Michigan based companies
- Capital Strength and Payoff of TARP/CPP
- Shareholder Returns
- Highlights of First Quarter 2013
- Priorities for 2013 and Beyond

2012 Highlights

- Net income of $10.5 million in 2012 compared to $5.6 million in 2011
- Earnings per share of $1.16 in 2012 compared to $0.50 in 2011
- Achieved growth of deposits and assets
- Loans continued to shrink due to lack of quality lending opportunities
- Loan losses/credit costs improving, still remain high

2012 Highlights

- Credit metrics – non-accruals, past dues, performing adjusted loans (TDR's), and ORE - all stable or improving
- 3.99% Net Interest Margin is strong, but under pressure due to lack loan demand
- Mortgage volume, and the related gains and fees, helped drive earnings
- Exited TARP/CPP and repurchased warrants with no dilution to our shareholders

How Do We Rank in Michigan?

Michigan Banks Over $1 Billion Assets

Company Name	City	Total Assets ($000) 2012Y
Flagstar Bancorp, Inc.	Troy	14,082,012
Citizens Republic Bancorp, Inc.	Flint	9,586,683
Chemical Financial Corporation	Midland	5,917,252
Talmer Bank and Trust	Troy	2,312,554
Independent Bank Corporation	Ionia	2,023,867
Capitol Bancorp Ltd.	Lansing	1,618,252
Macatawa Bank Corporation	Holland	1,560,718
Firstbank Corporation	Alma	1,498,762
Isabella Bank Corporation	Mount Pleasant	1,430,639
Mercantile Bank Corporation	Grand Rapids	1,422,926
MBT Financial Corp.	Monroe	1,268,595
Lake Michigan Financial Corporation	Holland	1,003,465

Michigan Banks Over $1 Billion Assets

Company Name	City	Total Assets ($000) 2012Y	Total Assets ($000) 2008Y	Change $ ($000)	Change %
Flagstar Bancorp, Inc.	Troy	14,082,012	14,203,657	(121,645)	-0.9%
Citizens Republic Bancorp, Inc.	Flint	9,586,683	13,086,016	(3,499,333)	-26.7%
Chemical Financial Corporation	Midland	5,917,252	3,874,313	2,042,939	52.7%
Talmer Bank and Trust	Troy	2,312,554	63,857	2,248,697	3521.5%
Independent Bank Corporation	Ionia	2,023,867	2,956,245	(932,378)	-31.5%
Capitol Bancorp Ltd.	Lansing	1,618,252	5,654,836	(4,036,584)	-71.4%
Macatawa Bank Corporation	Holland	1,560,718	2,149,372	(588,654)	-27.4%
Firstbank Corporation	Alma	1,498,762	1,425,340	73,422	5.2%
Isabella Bank Corporation	Mount Pleasant	1,430,639	1,139,263	291,376	25.6%
Mercantile Bank Corporation	Grand Rapids	1,422,926	2,208,010	(785,084)	-35.6%
MBT Financial Corp.	Monroe	1,268,595	1,562,401	(293,806)	-18.8%
Lake Michigan Financial Corporation	Holland	1,003,465	943,930	59,535	6.3%

Michigan Banks Over $1 Billion Assets

Company Name	City	Total Assets ($000) 2012Y	Total Assets ($000) 2008Y	Change $ ($000)	Change %
Talmer Bank and Trust	Troy	2,312,554	63,857	2,248,697	3521.5%
Chemical Financial Corporation	Midland	5,917,252	3,874,313	2,042,939	52.7%
Isabella Bank Corporation	Mount Pleasant	1,430,639	1,139,263	291,376	25.6%
Lake Michigan Financial Corporation	Holland	1,003,465	943,930	59,535	6.3%
Firstbank Corporation	Alma	1,498,762	1,425,340	73,422	5.2%
Flagstar Bancorp, Inc.	Troy	14,082,012	14,203,657	(121,645)	-0.9%
MBT Financial Corp.	Monroe	1,268,595	1,562,401	(293,806)	-18.8%
Citizens Republic Bancorp, Inc.	Flint	9,586,683	13,086,016	(3,499,333)	-26.7%
Macatawa Bank Corporation	Holland	1,560,718	2,149,372	(588,654)	-27.4%
Independent Bank Corporation	Ionia	2,023,867	2,956,245	(932,378)	-31.5%
Mercantile Bank Corporation	Grand Rapids	1,422,926	2,208,010	(785,084)	-35.6%
Capitol Bancorp Ltd.	Lansing	1,618,252	5,654,836	(4,036,584)	-71.4%

Michigan Banks Over $1 Billion Assets

Company Name	Net Income ($000) 2012
Flagstar Bancorp, Inc.	68,376
Citizens Republic Bancorp, Inc.	372,275
Chemical Financial Corporation	51,008
Talmer Bank and Trust	26,101
Independent Bank Corporation	26,198
Capitol Bancorp Ltd.	(27,425)
Macatawa Bank Corporation	35,490
Firstbank Corporation	10,534
Isabella Bank Corporation	12,206
Mercantile Bank Corporation	12,535
MBT Financial Corp.	8,545
Lake Michigan Financial Corporation	8,451

Michigan Banks Over $1 Billion Assets

Company Name	Net Income ($000) 2012	Net Income ($000) 2011
Flagstar Bancorp, Inc.	68,376	(181,778)
Citizens Republic Bancorp, Inc.	372,275	6,667
Chemical Financial Corporation	51,008	43,050
Talmer Bank and Trust	26,101	37,149
Independent Bank Corporation	26,198	(20,200)
Capitol Bancorp Ltd.	(27,425)	(51,926)
Macatawa Bank Corporation	35,490	5,829
Firstbank Corporation	10,534	5,623
Isabella Bank Corporation	12,206	10,210
Mercantile Bank Corporation	12,535	37,485
MBT Financial Corp.	8,545	(3,762)
Lake Michigan Financial Corporation	8,451	7,030

Michigan Banks Over $1 Billion Assets

Company Name	Net Income ($000) 2012	Net Income ($000) 2011	Net Income ($000) 2010
Flagstar Bancorp, Inc.	68,376	(181,778)	(374,813)
Citizens Republic Bancorp, Inc.	372,275	6,667	(292,925)
Chemical Financial Corporation	51,008	43,050	23,090
Talmer Bank and Trust	26,101	37,149	48,210
Independent Bank Corporation	26,198	(20,200)	(16,709)
Capitol Bancorp Ltd.	(27,425)	(51,926)	(254,364)
Macatawa Bank Corporation	35,490	5,829	(17,854)
Firstbank Corporation	10,534	5,623	3,763
Isabella Bank Corporation	12,206	10,210	9,045
Mercantile Bank Corporation	12,535	37,485	(13,316)
MBT Financial Corp.	8,545	(3,762)	(11,899)
Lake Michigan Financial Corporation	8,451	7,030	5,505

Michigan Banks Over $1 Billion Assets

Company Name	Net Income ($000) 2012	Net Income ($000) 2011	Net Income ($000) 2010	Net Income ($000) 2009
Flagstar Bancorp, Inc.	68,376	(181,778)	(374,813)	(496,678)
Citizens Republic Bancorp, Inc.	372,275	6,667	(292,925)	(514,213)
Chemical Financial Corporation	51,008	43,050	23,090	10,003
Talmer Bank and Trust	26,101	37,149	48,210	47
Independent Bank Corporation	26,198	(20,200)	(16,709)	(90,227)
Capitol Bancorp Ltd.	(27,425)	(51,926)	(254,364)	(264,540)
Macatawa Bank Corporation	35,490	5,829	(17,854)	(63,641)
Firstbank Corporation	10,534	5,623	3,763	2,691
Isabella Bank Corporation	12,206	10,210	9,045	7,800
Mercantile Bank Corporation	12,535	37,485	(13,316)	(52,087)
MBT Financial Corp.	8,545	(3,762)	(11,899)	(34,177)
Lake Michigan Financial Corporation	8,451	7,030	5,505	4,307

Michigan Banks Over $1 Billion Assets

Company Name	Net Income ($000) 2012	Net Income ($000) 2011	Net Income ($000) 2010	Net Income ($000) 2009	4-yr Total
Chemical Financial Corporation	51,008	43,050	23,090	10,003	127,151
Talmer Bank and Trust	26,101	37,149	48,210	47	111,507
Isabella Bank Corporation	12,206	10,210	9,045	7,800	39,261
Lake Michigan Financial Corporation	8,451	7,030	5,505	4,307	25,293
Firstbank Corporation	10,534	5,623	3,763	2,691	22,611
Mercantile Bank Corporation	12,535	37,485	(13,316)	(52,087)	(15,383)
Macatawa Bank Corporation	35,490	5,829	(17,854)	(63,641)	(40,176)
MBT Financial Corp.	8,545	(3,762)	(11,899)	(34,177)	(41,293)
Independent Bank Corporation	26,198	(20,200)	(16,709)	(90,227)	(100,938)
Citizens Republic Bancorp, Inc.	372,275	6,667	(292,925)	(514,213)	(428,196)
Capitol Bancorp Ltd.	(27,425)	(51,926)	(254,364)	(264,540)	(598,255)
Flagstar Bancorp, Inc.	68,376	(181,778)	(374,813)	(496,678)	(984,893)

2012 Highlights

- Improving earnings
- Mortgage business remains critical to our success
- Credit losses and related costs still too high inhibiting return to normal earnings
- Committed to sharing improved results with our shareholders

CAPITAL
&
PAYOFF of TARP/CPP

Capital Strength

- Capital levels are strong even after redemption of $16 million of Preferred

Capital Ratios

	12/31/2012	
	Tier I (Core) Capital to Average Assets	Total Capital to Risk Weighted Assets
Regulatory Standard for Adequately Capitalized	4.00%	8.00%
Regulatory Standard for Well Capitalized	5.00%	10.00%
"New" Regulatory Standard for Well Capitalized	8.00%	12.00%
Firstbank Corporation	9.71%	15.99%
Firstbank	8.09%	13.83%
Keystone Community Bank	11.61%	15.78%

Capital Strength

- Capital levels are strong even after redemption of $16 million of Preferred
- There was no need to dilute Shareholders to exit the TARP/CPP program
- At last year's meeting we stated
  - "2012 may present opportunities to enhance shareholder value as CPP is unwound by U.S. Treasury"

PAYOFF of TARP/CPP

- U.S. Treasury auctioned their preferred shares of Firstbank in June 2012
- We successfully bid for, and redeemed, $16 million of the preferred, while $17 million were sold to private investors
- In July 2012 we repurchased the warrants from the UST
- In total, the UST received the full $33 million it had invested in Firstbank

TARP Results

	Amt Disbursed	Total Cash Rec'd*
Bank Program	$245.1B	$270.6B
AIG/Autos	$147.5B	$103.1B

*as of 4/18/2013

Capital Purchase Program (CPP)

- Our Participation
  - Supplemented Capital
  - Protected the company during a volatile period for the company and the country
  - Allowed us to continue serving our customers and communities
  - Maintained our common shareholders ownership without dilution

Capital Formation

- Earnings
- Debt / Trust Preferred Securities
- Equity Issuances
  - Preferred Stock
  - Common Stock
- Continuously Monitor Cost, Availability, and Need for Capital
- Currently hold excess capital based upon low growth expectations/improving credit

Residual Preferred Outstanding

- Formulating plan to Redeem and Retire all of the remaining Preferred Shares
- Most likely will use a combination of Cash on hand and Debt
- Cost of Debt will be deductible with an after tax cost of approximately 2.25%
- Will only complete if non-dilutive to our Common Shareholders

Shareholder Returns

- Total book value is $16.49
- Tangible book value is now $11.96
- Share price, while improving, has been depressed and somewhat volatile -

Firstbank Corporation


Total Return Performance
Firstbank Corporation
S&P 500
NASDAQ Bank
Index Value
125
100
75
50
25
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12

Firstbank Corporation


Total Return Performance
125
100
75
50
25
Index Value
Firstbank Corporation
S&P 500
NASDAQ Bank
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
04/19/13

Shareholder Returns

- Total book value is now $16.49
- Tangible book value is now $11.96
- Share price, while improving, has been depressed and somewhat volatile
  - Earnings have been steadily improving
  - Cash dividends being restored
  - Credit concerns abating
  - Positive response to CPP/TARP exit
  - Concerns remain about Michigan economy, unemployment level, and real estate values

Principles of Dividend Payment

- Dividends, in order to be paid, must be earned
- Appropriate capital levels are essential to support stability and growth, and to cushion against losses and unexpected events
- Dividend level should be stable and sustainable, unless the operating environment is unpredictable
- Long term goal is for growth of earnings, share value and dividends

Shareholder Returns

- Dividend Policy
  - Must represent a reasonable share of income
  - Cash Dividend attributable to 2011 - $0.09 or 18% of earnings
  - Cash dividend attributable to 2012 - $0.24 or 20% of earnings
  - Returning to a regular quarterly cash dividend - $0.06 paid in first quarter 2013
  - Future dividends to be based upon these principles

Shareholder Commitment

- Strong Capital Levels and Improving Earnings position company well
- Board of Directors and Management remain committed to the protection and growth of the current shareholders investment

Highlights - Q1 2013

- Net Income of $2.9 million compared to $2.4 million in first quarter 2012, +18% despite continued high level of credit costs
- Earnings per share of $0.33 compared to $0.25 in first quarter 2012, + 32%
- Continued Strong Mortgage Lending
- Modest growth of low cost core deposits
- Loan Demand Continues to Lag

Highlights - Q1 2013

- Credit Metrics continue to show good signs of improvement:
  - Net charge-offs declined 23% from year ago
  - Non-accrual loans down 41% from year ago
  - Delinquency and ORE significantly improved from year ago
  - Reserve is strong at 2.17% of total loans
- Good capacity to increase lending when economic conditions and loan demand return to normal levels

2013 Priorities

- Relentless Focus on Asset Quality and Improving Earnings & Shareholder Value
- Utilize our capital and strong lending capability to grow the loan portfolio with quality loans
- Continue to analyze cost structure and reduce cost wherever possible
  - Have closed 6 small, underperforming, offices
  - Consolidated the 4 "Firstbank" charters into one legal entity

2013 Priorities

- Continue Sales & Service Focus to increase Core Deposits in all 46 offices
- Support our 505 staff members who are the key components of our success
- Remaining focused on customer service & local decision-making

Thank You
to our
Shareholders, Customers,
Communities
and
Staff Members